Exhibit 10.6

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         THIS AGREEMENT, made as of the first day of May, 1999, by and between PMA CAPITAL CORPORATION, a Pennsylvania corporation, (hereinafter the "Company") and FREDERICK W. ANTON, III, of Philadelphia, Pennsylvania (hereinafter "Anton") to set forth the terms and conditions upon which the Company shall continue to employ Anton.

                                R E C I T A L S
                                - - - - - - - -

         A. The Company and Anton have previously entered into the Employment Agreement made as of the first day of April, 1995;

         B. At its May 5, 1999 Board of Directors meeting, the Company re-elected Anton to the position of Chairman of the Board, which pursuant to the terms of the April 1, 1995 Employment Agreement extended Anton's Employment Term to April 1, 2004;

         C. The Company and Anton mutually desire to amend and restate the terms of the Employment Agreement in order to continue the principal terms of the April 1, 1995 Employment Agreement, to eliminate the contractual death benefit provisions of the Employment Agreement and in lieu thereof to provide a new life insurance policy for the benefit of Anton as described herein, and to revise the terms of the life insurance policies issued on Anton's life by Manulife Financial Life Insurance and Pacific Life Insurance Company;

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Anton agree as follows:

         1.       The Employment Term.

         During the period beginning May 1, 1999 and ending April 30, 2004, (hereinafter "Employment Term") the Company shall continue to employ Anton and Anton agrees to be so employed. If at the annual organizational meeting of the Board of Directors of the Company held in 2000 and in any subsequent year, Anton is elected as Chairman of the Board of the Company, the Employment Term shall be automatically extended for a further period of one year without the need for further action by the Board of Directors or the execution of a formal amendment to this Agreement.

         2.       Duties During the Employment Term.

         Anton shall at all time throughout the Employment Term devote his full time and his best efforts to the business of the Company and its subsidiaries and affiliates.

         3.       Salary During the Employment Term.

         During the Employment Term, the Company shall pay Anton on a bi-weekly basis a salary of not less than $700,000 per year. Anton's annual salary may be increased but not decreased by the Company at any time and from time to time.

         4.       Inability to Perform.

         If for any reason during the Employment Term, Anton shall at any time or from time to time be unable to perform the services required of him pursuant to paragraph 2 hereof, he shall nevertheless be entitled to receive the salary payments and other benefits provided by this Agreement until the end of the Employment Term or until the date of his death, whichever first occurs; provided, however, that if in such circumstance Anton is living at the end of the Employment Term, he shall be considered to have then retired whereupon he shall become entitled to the retirement benefit set forth in Paragraph 8 for his lifetime; and provided, further, that nothing in this Paragraph shall impair Anton's rights during his lifetime to receive the life insurance benefits set forth in Paragraph 10. Any question as to Anton's ability to continue to perform services hereunder upon which the Company and Anton cannot agree shall be determined by a qualified independent physician selected by Anton (or, if Anton is unable to make such selection, such selection shall be made by any adult member of his immediate family or his legal representative), and approved by the Company, said approval not to be unreasonably withheld. The determination of such physician made in writing to the Company and to Anton shall be final and conclusive for all purposes of this Agreement.

      5.       Expenses.

      The Company shall pay the ordinary and necessary business expenses incurred by Anton in connection with the performance of his duties on behalf of the Company.

      6.       Restrictive Covenant.

      Anton shall not during or after the Employment Term, directly or indirectly, either as principal, agent, stockbroker, or in any other capacity, engage in or have a material financial interest in any business which competes with the business of the Company or its affiliates as then being conducted.

      7.       Death.

      Anton's employment shall immediately terminate upon his death and the Company shall be relieved of all obligations to pay Anton, his heirs and personal representatives any salary other than any portion of his annual salary which has been accrued and unpaid to such date.

      8.       Retirement.

      Anton may elect to retire from full time employment by the Company at any time, and the Employment Term shall thereupon terminate on the date his retirement becomes effective. Beginning on the date of his retirement and continuing throughout Anton's lifetime, the Company shall pay to Anton in each month a retirement benefit equal to five percent (5%) of his annual salary on the date of his retirement. It is the intention of the Company and Anton that this retirement arrangement be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and that the benefit be paid out of the general assets of the Company. However, in order to provide for the payment of the benefit to Anton, the Company shall establish, no later than the date of Anton's retirement, an irrevocable grantor trust (the "Trust") within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended. The trustee of the Trust shall be an independent third party such as a bank trust department or other party with corporate trustee powers under Pennsylvania state law (the "Trustee"). The Company shall make contributions to the Trust in an amount, determined on a sound actuarial basis, which shall be sufficient to pay Anton his retirement benefits as they become due. Such contributions may consist of cash, annuity contract, insurance policies or other property acceptable to the Trustee. Notwithstanding the foregoing, Trust assets shall be treated as assets of the Company and shall remain subject to the general creditors of the Company. Moreover, Anton shall have no property interest whatsoever in any asset of the Trust or of the Company. Anton shall have only the rights of a general, unsecured creditor against the Company with respect to the retirement benefit under this paragraph 8. The establishment of the Trust shall not in any way terminate the obligation of the Company to make the retirement payments required to be made pursuant to this Paragraph 8.

      9.       Employee Benefit Plans.

      No provision of this Agreement shall in any way abrogate or impair any rights or privileges of Anton as an employee of the Company under any qualified or unqualified retirement, pension, profit sharing, disability life insurance, hospitalization or other employee plan or plans which are now in effect or which may hereafter be adopted the Company. Any payments made by the Company pursuant to Paragraph 4 hereof or any retirement payments made pursuant to

Paragraph 8 of this Agreement shall be in addition to, and not in lieu of, all benefits which Anton is or will entitled to receive under the Company's Pension Plan and any supplementary retirement plan as well as any other qualified or unqualified benefit plan or plans which presently are or hereafter become available to the Company's employees.

      10.      Provisions for Life Insurance.

               10.1    Manulife Financial Life Insurance.

               Pursuant to prior Employment Agreements between Anton and the Company dated May 1, 1991 and April 1, 1995, the Company and the trustee of the Irrevocable Deed of Trust of Frederick W. Anton, III, dated December 18, 1991 (the "1991 Trust") previously secured from The Manufacturer's Life Insurance Company (U.S.A.) a life insurance policy on the life of Anton, which presently is subject to a split-dollar agreement with the Company.

               The Company and the Trustee of the 1991 Trust hereby agree to replace the existing insurance policy with a new Manulife Financial Life Insurance Policy ("Manulife Policy") on the life of Anton providing death benefit of at least one million dollars ($1,000,000) payable to the 1991 Trust in the event of Anton's death. The Manulife Policy will be subject to a separate Amended and Restated Split-Dollar Insurance Agreement which the Company hereby agrees to enter into with Anton and the 1991 Trust and which in all material respects is similar to the form of agreement attached hereto as Appendix A ("Manulife Split-Dollar Agreement").

               During the Employment Term and at all times thereafter during Anton's lifetime, the Company shall:

                   (1) satisfy its obligations  under the Manulife  Split-Dollar
               Agreement for all benefits granted to Anton thereunder, including advancing its share of the annual premiums to the issuer of the Manulife Policy; and

                   (2) pay to Anton a bonus to cover  the  owner's  share of the annual premiums as set forth below. Such bonus payment shall be made at least thirty (30) days before the annual premium is due for the Manulife Policy. The bonus shall be in an amount equal to that portion of the premium which equals the economic benefit of the insurance protection then provided to the owner of the Manulife Policy under such policy and the Manulife Split-Dollar Agreement on the life of Anton. The economic benefit referred to in the preceding sentence shall be the lesser of (i) the P.S. 58 cost for the insurance protection referred to therein (as determined under tables published by the Internal Revenue Service ) and modified as appropriate (or, if applicable, as specifically prescribed by the Internal Revenue Service) to reflect that such insurance protection is on the life of Anton and that the death benefit under the Manulife Policy is payable upon the death of Anton, and (ii) if such insurance protection is available from the issuer of the Manulife Policy as term insurance, the premium for such insurance protection as determined by reference to such issuer's current published premium rate for one-year term life insurance protection available to all standard risks.

                  10.2     John Hancock Life Insurance.

                  The Company and a trustee to be named by Anton or a third-party to be selected by Anton (the "Owner") agree to secure from John Hancock Mutual Life Insurance Company & Affiliated Companies a life insurance policy on the life of Anton ("John Hancock Policy"). The John Hancock Policy, which will provide an initial death benefit of approximately two million dollars ($2,000,000) payable to the Owner in the event of Anton's death, will be subject to a separate Split-Dollar Agreement which the Company hereby agrees to enter into with Anton and the Owner and which in all material respects is similar to the form of agreement attached hereto as Appendix B ("John Hancock Split-Dollar Agreement").

                  During the Employment Term and at all times thereafter during Anton's lifetime, the Company shall satisfy its obligations under the John Hancock Split-Dollar Agreement for all benefits granted to Anton thereunder, including, but not limited to, advancing its share of the annual premiums to the issuer of the John Hancock Policy. The Owner shall be solely responsible for the payment of the Owner's share of the annual premiums pursuant to the John Hancock Split-Dollar Agreement.

                  10.3     Pacific Life Insurance.

                  The trustee of the Irrevocable Deed of Trust of Frederick W. Anton, III, dated October 25, 1995, (the "1995 Trust") previously secured a Pacific Mutual Life Insurance policy (policy #1A2304155-0) on the life of Anton the premiums for which are being funded by the Company. The Company, Anton and the 1995 Trust agree to replace this policy with a new life insurance policy on the life of Anton secured from Pacific Life Insurance Company ("Pacific Life Policy"). The Pacific Life Policy, which will provide a death benefit of approximately one million five-hundred-thousand dollars ($1,500,000) payable to the 1995 Trust in the event of Anton's death, will be subject to a separate Split-Dollar Insurance Agreement which the Company hereby agrees to enter into with Anton and the 1995 Trust and which in all material respects is similar to the form of agreement attached hereto as Appendix C ("Pacific Life Split-Dollar Agreement").

               During the Employment Term and at all times thereafter during Anton's lifetime, the Company shall:

                   (1) satisfy its obligations under the Pacific Life Split-Dollar Agreement for all benefits granted to Anton thereunder, including advancing its share of the annual premiums to the issuer of the Pacific Life Policy; and

                   (2) pay to Anton a bonus to cover  the  owner's  share of the annual premiums as set forth below. Such bonus payment shall be paid at least thirty (30) days before the annual premium is due for the Pacific Life Policy. The bonus shall be in an amount equal to that portion of the premium which equals the economic benefit of the insurance protection then provided to the owner of the Pacific Life Policy under such policy and the Pacific Life Split-Dollar Agreement on the life of Anton. The economic benefit referred to in the preceding sentence shall be the lesser of (i) the P.S. 58 cost for the insurance protection referred to therein (as determined under tables published by the Internal Revenue Service ) and modified as appropriate (or, if applicable, as specifically prescribed by the Internal Revenue Service) to reflect that such insurance protection is on the life of Anton and that the death benefit under the Pacific Life Policy is payable upon the death of Anton, and (ii) if such insurance protection is available from the issuer of the Pacific Life Policy as term insurance, the premium for such insurance protection as determined by reference to such issuer's current published premium rate for one-year term life insurance protection available to all standard risks.

         11.      Contested Benefits.

         If, for any reason, the Company shall fail to make any payment required to be made pursuant to this Agreement, and Anton shall be required to bring one or more actions at law or in equity against the Company, and/or its successors and assigns, to enforce his rights under this Agreement, Anton shall be entitled to recover from the Company his reasonable attorney's fees and expenses incurred in connection with such action or actions in which a final order is entered in Anton's favor.

         12.      No Third Party Rights.

         This Agreement may be amended from time to time hereafter by the joint agreement of the Company and Anton without the consent or approval of any other person or entity. Such amendment or amendments may, among other things, change the persons to whom monies are to be paid or the amount to be paid to any person or the time for the making of any payment except that no change may be made in respect of the insurance plans set forth in Paragraph 10 hereof. This Agreement shall not create in any person who is not a party a vested right to receive monies unless the terms of this Agreement shall remain in full force and effect at the time when a determination is required to be made concerning a payment or payments hereunder to a person who is not a party.

         13.      Successors and Assigns of the Company.

         This Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, and shall supersede and replace the Employment Agreement between the Company and Anton dated as of April 1, 1993, as amended by an Amendment and Supplement dated as of April 1, 1994, and the Employment Agreement between the Company and Anton dated as of April 1, 1995.

         IN WITNESS WHEREOF, the Company and Anton have executed this Agreement as of the date and year first above written.


ATTEST:

         /s/ Robert L. Pratter     By: /s/ John W. Smithson
         ---------------------         -----------------------------
         SECRETARY                     PRESIDENT



                                       /s/ Frederick W. Anton, III
                                       -----------------------------
                                       FREDERICK W. ANTON, III

                                  APPENDIX "A"

                            1999 AMENDED AND RESTATED
                        SPLIT-DOLLAR INSURANCE AGREEMENT



         This 1999 AMENDED AND RESTATED SPLIT-DOLLAR INSURANCE AGREEMENT (the "Agreement") made as of the __th day of May, 1999 by and among PMA Capital Corporation (formerly Pennsylvania Manufacturers Corporation) (the "Company"), Frederick W. Anton, III, an employee of the Company (the "Employee"), and the Irrevocable Deed of Trust of Frederick W. Anton, III, dated December 18, 1991 (the "Owner").


                                R E C I T A L S
                                - - - - - - - -

         WHEREAS, the Employee has rendered loyal and valuable service to the Company; and

         WHEREAS, the Owner presently owns Manufacturers Life Insurance Company Policy Number 5835767-4 which insures the life of Employee and which is presently subject to a split-dollar life insurance agreement dated December 20, 1991 (the "Existing Policy"); and

         WHEREAS, in the Employment Agreement dated as of May 1, 1999 between the Company and the Employee (the "Employment Agreement"), the Company agreed to provide life insurance protection for the Employee by advancing a portion of the annual premiums for such protection pursuant to a split-dollar life insurance arrangement on the terms and conditions contained herein; and

         WHEREAS, the Owner, the Employee and the Company have agreed that the Owner will exchange the Existing Policy for a new policy of insurance on the life of the Employee in accordance with Section 1035 of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the Owner has applied for the new policy insuring the life of the Employee listed on Schedule A attached to this Agreement (the "Policy") and, upon its issuance, will possess all incidents of ownership in and to the Policy; and

         WHEREAS, the purpose of this Agreement is to amend and restate the Split-Dollar Agreement dated December 20, 1991 such that it is applicable to the Policy and that all the terms of the split-dollar agreement among the Company, the Employee and the Owner as of this date with respect to the Policy are set forth in this Agreement; and

         WHEREAS, the parties desire to enter into this amended and restated split-dollar agreement with respect to the Policy to provide that the Company will advance a portion of the annual premiums due on the Policy on the terms and conditions hereinafter set forth, the Owner will collaterally assign the Policy to the Company to secure the repayment of the amounts advanced, and the Company will have a security interest in the aggregate cash surrender value of the Policy and in the proceeds thereof;

         NOW THEREFORE, in consideration of the premises and the mutual promises contained herein and intending to be legally bound, the parties hereby agree as follows:

        1. Policy. The parties have taken the actions necessary to cause the insurance company identified on Schedule A (the "Insurer") to issue the Policy to the Owner, and shall take any further action that may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment filed with the Insurer relating to the Policy.

        2. Ownership Rights. Except as otherwise provided herein, the Owner shall be the sole and absolute owner of the Policy and may exercise all ownership rights granted to the Owner thereunder.

        3. Payment of Annual Premiums.

                  3.1 The Owner shall pay each annual premium for the Policy (the "Premium") on or before its due date or within the grace period provided therefor under the Policy (the "Premium Due Date") as follows:

                           3.1.1 At least ten (10) days  before the  Premium Due
Date, the Owner shall pay the portion of the Premium that would be includable in the gross income of the insured for federal income tax purposes if not paid by the Insured (the "Taxable Portion") and shall send evidence of its payment to the Company.

                           3.1.2  Upon  receipt  of  the  Owner's   evidence  of
payment, the Company promptly shall advance to the Owner the remaining portion of the Premium (the "Remaining Portion"), or in its discretion the Company may pay its advance directly to the Insurer.

                           3.1.3 The  obligation  of the  Company to advance the
Remaining Portion of the Premium under Section 3.1.2 is conditioned upon the Owner's payment of the Taxable Portion of the Premium under Section 3.1.1.

                  3.2 The obligation of the Company to make the annual payments provided in Section 3.1 hereof shall be governed by the Employment Agreement.

        4. Proof of Payment of Advances. The Company shall, upon request, promptly furnish the Owner evidence of timely payment of each advance paid directly to the Insurer under Section 3.1.2.

        5. Collateral Assignment of Policies. To secure the repayment to the Company of the amounts it advances to the Owner under Section 3.1.2, the Owner has, contemporaneously herewith, assigned the Policy to the Company as collateral, under the instrument which in all material respects is the same as the form attached hereto as Addendum 1. The collateral assignment of the Policy to the Company hereunder shall not be terminated, altered or amended by the Owner, without the express written consent of the Company. The parties hereto agree to take all action necessary to cause the collateral assignment to conform to the provisions of this Agreement. In the event of any inconsistency between the terms of this Agreement and the terms of the collateral assignment, the terms of this Agreement shall control.

        6. Limitation on Policy Disposition. During the period that the collateral assignment of the Policy is in effect, the Owner shall not borrow from, pledge, transfer or assign the Policy and shall not sell, surrender or cancel the Policy, change the beneficiary designation provision or terminate the dividend election without the express written consent of the Company, which consent shall not be unreasonably withheld.

        7. Policy Proceeds.

                  7.1 Upon the death of the Employee, the Company and the Owner shall promptly take all action necessary to obtain the death benefit provided under the Policy.

                  7.2 The Company shall have the unqualified right to receive a portion of the Policy's death benefit equal to the total of the amount which the Company advanced to the Existing Policy and the aggregate of the amounts that the Company advanced with respect to the Policy under Section 3.1.2. The balance of the death benefit, if any, shall be paid directly to the beneficiary or beneficiaries designated by the Owner, in the manner and the amount or amounts provided in the beneficiary designation provision of the Policy. In no event shall the amount payable to the Company hereunder with respect to the Policy exceed the amount of the Policy's death benefit. The parties agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

        8. Termination.

                  8.1 This Agreement shall terminate, without notice, upon the surrender of the Policy by the Owner with the written consent of the Company as provided in Section 6.

                  8.2 In addition, either the Owner or the Employee may terminate this Agreement by written notice to the other parties hereto at any time that the cash surrender value of the Policy at least equals the total amount that the Company has advanced with respect to the Policy under Section
3.1.2. Such termination shall be effective as of the date of such notice. The Company may not terminate this Agreement.

        9. Release of Policy Collateral.

                  9.1 For sixty (60) days after the date of termination of this Agreement, the Owner shall have the option of obtaining the release of the collateral assignment of the Policy to the Company. To obtain such release, the Owner shall pay or cause to be paid to the Company an amount equal to the Policy's then cash surrender value. Upon receipt of that payment, the Company promptly shall release the collateral assignment of the Policy.

                  9.2 If the Owner fails to exercise such option within such sixty (60) day period with respect to the Policy, then the Owner shall transfer the Policy to the Company. Thereafter, neither the Owner, the Employee, nor their respective heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

       10. Insurer. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the collateral assignment executed by the Owner and filed with the Insurer in connection herewith.

       11. Amendment. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

       12. Succession. This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns, and the Employee, the Owner and their respective successors, assigns, heirs, executors, administrators and beneficiaries.

       13. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

       14. Captions. The captions of the Sections herein are inserted as a matter of convenience of reference only and in no way define, limit or describe the scope of this Agreement or any provisions hereof.

       15. Governing Law. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania and shall be enforced in the Commonwealth of Pennsylvania.

       16. Trust Agreement. Recognizing that the Owner is a trustee and that the Policy is held in trust, the parties agree that the terms of this Agreement shall control in the event of any inconsistencies between the terms of this Agreement and the terms of the trust agreement.

         IN WITNESS WHEREOF, the Company has caused this amendment and restatement of the Split-Dollar Agreement to be executed by its duly authorized officer and the Employee and the Owner have hereunto set their hands and seals on the dates set forth below.


Attest:                          PMA CAPITAL CORPORATION


_____________________            By:  _______________________________





                                 _______________________________
                                 FREDERICK W. ANTON, III


                                 IRREVOCABLE DEED OF TRUST
                                 OF FREDERICK W. ANTON, III,
                                 DATED DECEMBER 18, 1991



                                 By:  _______________________________
                                      Frank G. Cooper, Trustee

                                   Schedule A

         The following life insurance policy is subject to this 1999 Amended and Restated Split-Dollar Life Insurance Agreement:

                                                             Approximate
         Insurer                                         Initial Face Amount
         -------                                         -------------------
The Manufacturer's Life Insurance Company                   $1,690,000

                                  APPENDIX "B"

                                1999 JOHN HANCOCK
                        SPLIT-DOLLAR INSURANCE AGREEMENT



         This SPLIT-DOLLAR INSURANCE AGREEMENT (the "Agreement") made as of the __th day of May, 1999 by and among PMA Capital Corporation (the "Company"), Frederick W. Anton, III, an employee of the Company (the "Employee"), and the Irrevocable Deed of Trust of Frederick W. Anton, III, dated May 11, 1999 (the "Owner").


                                R E C I T A L S
                                - - - - - - - -

         WHEREAS, the Employee has rendered loyal and valuable service to the Company; and

         WHEREAS, in the Employment Agreement dated as of May 1, 1999 between the Company and the Employee (the "Employment Agreement"), the Company agreed to provide life insurance protection for the Employee by advancing a portion of the annual premiums for such protection pursuant to a split-dollar life insurance arrangement on the terms and conditions contained herein; and

         WHEREAS, the Owner has applied for the policy insuring the life of the Employee listed on Schedule A attached to this Agreement (the "Policy") and, upon its issuance, will possess all incidents of ownership in and to the Policy; and

         WHEREAS, the parties desire to enter into this split-dollar agreement with respect to the Policy to provide that the Company will advance a portion of the annual premiums due on the Policy on the terms and conditions hereinafter set forth, the Owner will collaterally assign the Policy to the Company to secure the repayment of the amounts advanced, and the Company will have a security interest in the aggregate cash surrender value of the Policy and in the proceeds thereof;

         NOW THEREFORE, in consideration of the premises and the mutual promises contained herein and intending to be legally bound, the parties hereby agree as follows:

        1. Policy. The parties have taken the actions necessary to cause the insurance company identified on Schedule A (the "Insurer") to issue the Policy to the Owner, and shall take any further action that may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment filed with the Insurer relating to the Policy.

        2. Ownership Rights. Except as otherwise provided herein, the Owner shall be the sole and absolute owner of the Policy and may exercise all ownership rights granted to the Owner thereunder.

        3. Payment of Annual Premiums.

                  3.1 The Owner shall pay each annual premium for the Policy (the "Premium") on or before its due date or within the grace period provided therefor under the Policy (the "Premium Due Date") as follows:

                           3.1.1 At least ten (10) days  before the  Premium Due
Date, the Owner shall pay the portion of the Premium that would be includable in the gross income of the insured for federal income tax purposes if not paid by the Insured (the "Taxable Portion") and shall send evidence of its payment to the Company.

                           3.1.2  Upon  receipt  of  the  Owner's   evidence  of
payment, the Company promptly shall advance to the Owner the remaining portion of the Premium (the "Remaining Portion"), or in its discretion the Company may pay its advance directly to the Insurer.

                           3.1.3 The  obligation  of the  Company to advance the
Remaining Portion of the Premium under Section 3.1.2 is conditioned upon the Owner's payment of the Taxable Portion of the Premium under Section 3.1.1.

                  3.2 The obligation of the Company to make the annual payments provided in Section 3.1 hereof shall be governed by the Employment Agreement.

        4. Proof of Payment of Advances. The Company shall, upon request, promptly furnish the Owner evidence of timely payment of each advance paid directly to the Insurer under Section 3.1.2.

        5. Collateral Assignment of Policies. To secure the repayment to the Company of the amounts it advances to the Owner under Section 3.1.2, the Owner has, contemporaneously herewith, assigned the Policy to the Company as collateral, under the instrument which in all material respects is the same as the form attached hereto as Addendum 1. The collateral assignment of the Policy to the Company hereunder shall not be terminated, altered or amended by the Owner, without the express written consent of the Company. The parties hereto agree to take all action necessary to cause the collateral assignment to conform to the provisions of this Agreement. In the event of any inconsistency between the terms of this Agreement and the terms of the collateral assignment, the terms of this Agreement shall control.

        6. Limitation on Policy Disposition. During the period that the collateral assignment of the Policy is in effect, the Owner shall not borrow from, pledge, transfer or assign the Policy and shall not sell, surrender or cancel the Policy, change the beneficiary designation provision or terminate the dividend election without the express written consent of the Company, which consent shall not be unreasonably withheld.

        7. Policy Proceeds.

                  7.1 Upon the death of the Employee, the Company and the Owner shall promptly take all action necessary to obtain the death benefit provided under the Policy.

                  7.2 The Company shall have the unqualified right to receive a portion of the Policy's death benefit equal to the total amount that it advanced with respect to the Policy under Section 3.1.2. The balance of the death benefit, if any, shall be paid directly to the beneficiary or beneficiaries designated by the Owner, in the manner and the amount or amounts provided in the beneficiary designation provision of the Policy. In no event shall the amount payable to the Company hereunder with respect to the Policy exceed the amount of the Policy's death benefit. The parties agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

        8. Termination.

                  8.1 This Agreement shall terminate, without notice, upon the surrender of the Policy by the Owner with the written consent of the Company as provided in Section 6.

                  8.2 In addition, either the Owner or the Employee may terminate this Agreement by written notice to the other parties hereto at any time that the cash surrender value of the Policy at least equals the total amount that the Company has advanced with respect to the Policy under Section
3.1.2. Such termination shall be effective as of the date of such notice. The Company may not terminate this Agreement.

        9. Release of Policy Collateral.

                  9.1 For sixty (60) days after the date of termination of this Agreement, the Owner shall have the option of obtaining the release of the collateral assignment of the Policy to the Company. To obtain such release, the Owner shall pay or cause to be paid to the Company an amount equal to the Policy's then cash surrender value. Upon receipt of that payment, the Company promptly shall release the collateral assignment of the Policy.

                  9.2 If the Owner fails to exercise such option within such sixty (60) day period with respect to the Policy, then the Owner shall transfer the Policy to the Company. Thereafter, neither the Owner, the Employee, nor their respective heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

       10. Insurer. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the collateral assignment executed by the Owner and filed with the Insurer in connection herewith.

       11. Amendment. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

       12. Succession. This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns, and the Employee, the Owner and their respective successors, assigns, heirs, executors, administrators and beneficiaries.

       13. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

       14. Captions. The captions of the Sections herein are inserted as a matter of convenience of reference only and in no way define, limit or describe the scope of this Agreement or any provisions hereof.

       15. Governing Law. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania and shall be enforced in the Commonwealth of Pennsylvania.

       16. Trust Agreement. Recognizing that the Owner is a trustee and that the Policy is held in trust, the parties agree that the terms of this Agreement shall control in the event of any inconsistencies between the terms of this Agreement and the terms of the trust agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Employee and the Owner have hereunto set their hands and seals on the dates set forth below.


Attest:                      PMA CAPITAL CORPORATION


_____________________        By: _________________________




                             __________________________________
                             FREDERICK W. ANTON, III


                             IRREVOCABLE DEED OF TRUST
                             OF FREDERICK W. ANTON, III,
                             DATED MAY 11, 1999



                             By: _________________________
                             Frank G. Cooper, Trustee

                                   Schedule A

         The following life insurance policy is subject to this 1999 John Hancock Split-Dollar Life Insurance Agreement:

                                                               Approximate
         Insurer                                          Initial Face Amount
         -------                                          -------------------
John Hancock Mutual Life Insurance Company                    $2,144,457

                                  APPENDIX "C"

                                1999 PACIFIC LIFE
                        SPLIT-DOLLAR INSURANCE AGREEMENT

         This SPLIT-DOLLAR INSURANCE AGREEMENT (the "Agreement") made as of the __th day of May, 1999 by and among PMA Capital Corporation (the "Company"), Frederick W. Anton, III, an employee of the Company (the "Employee"), and the Irrevocable Deed of Trust of Frederick W. Anton, III, dated October 25, 1995 (the "Owner").


                                R E C I T A L S
                                - - - - - - - -

         WHEREAS, the Employee has rendered loyal and valuable service to the Company; and

         WHEREAS, the Owner presently owns a policy which insures the life of the Employee and which is not subject to a split-dollar life insurance arrangement (the "Existing Policy"); and

         WHEREAS, in the Employment Agreement dated as of May 1, 1999 (the "Employment Agreement"), the Company agreed to provide life insurance protection for the Employee by advancing a portion of the annual premiums for such protection pursuant to a split-dollar life insurance arrangement on the terms and conditions contained herein; and

         WHEREAS, the Owner, the Company, and the Employee have agreed that the Owner will exchange the Existing Policy for a new policy of insurance on the life of the Employee in accordance with Section 1035 of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the Owner has applied for the new policy listed on Schedule A attached to this Agreement (the "Policy") and, upon its issuance, will possess all incidents of ownership in and to the Policy; and

         WHEREAS, the parties desire to enter into this split-dollar agreement with respect to the Policy to provide that the Company will advance a portion of the annual premiums due on the Policy on the terms and conditions hereinafter set forth, the Owner will collaterally assign the Policy to the Company to secure the repayment of the amounts advanced, and the Company will have a security interest in the aggregate cash surrender value of the Policy and in the proceeds thereof;

         NOW THEREFORE, in consideration of the premises and the mutual promises contained herein and intending to be legally bound, the parties hereby agree as follows:

        1. Policy. The parties have taken the actions necessary to cause the insurance company identified on Schedule A (the "Insurer") to issue the Policy to the Owner, and shall take any further action that may be necessary to cause the Policy to conform to the provisions of this

Agreement. The parties agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment filed with the Insurer relating to the Policy.

        2. Ownership Rights. Except as otherwise provided herein, the Owner shall be the sole and absolute owner of the Policy and may exercise all ownership rights granted to the Owner thereunder.

        3. Payment of Annual Premiums.

                  3.1 The Owner shall pay each annual premium for the Policy (the "Premium") on or before its due date or within the grace period provided therefor under the Policy (the "Premium Due Date") as follows:

                           3.1.1 At least ten (10) days  before the  Premium Due
Date, the Owner shall pay the portion of the Premium that would be includable in the gross income of the insured for federal income tax purposes if not paid by the Insured (the "Taxable Portion") and shall send evidence of its payment to the Company.

                           3.1.2  Upon  receipt  of  the  Owner's   evidence  of
payment, the Company promptly shall advance to the Owner the remaining portion of the Premium (the "Remaining Portion"), or in its discretion the Company may pay its advance directly to the Insurer.

                           3.1.3 The  obligation  of the  Company to advance the
Remaining Portion of the Premium under Section 3.1.2 is conditioned upon the Owner's payment of the Taxable Portion of the Premium under Section 3.1.1.

                  3.2 The obligation of the Company to make the annual payments provided in Section 3.1 hereof shall be governed by the Employment Agreement.

        4. Proof of Payment of Advances. The Company shall, upon request, promptly furnish the Owner evidence of timely payment of each advance paid directly to the Insurer under Section 3.1.2.

        5. Collateral Assignment of Policies. To secure the repayment to the Company of the amounts it advances to the Owner under Section 3.1.2, the Owner has, contemporaneously herewith, assigned the Policy to the Company as collateral, under the instrument which in all material respects is the same as the form attached hereto as Addendum 1. The collateral assignment of the Policy to the Company hereunder shall not be terminated, altered or amended by the Owner, without the express written consent of the Company. The parties hereto agree to take all action necessary to cause the collateral assignment to conform to the provisions of this Agreement. In the event of any inconsistency between the terms of this Agreement and the terms of the collateral assignment, the terms of this Agreement shall control.

        6. Limitation on Policy Disposition. During the period that the collateral assignment of the Policy is in effect, the Owner shall not borrow from, pledge, transfer or assign the Policy and shall not sell, surrender or cancel the Policy, change the beneficiary designation provision or terminate the dividend election without the express written consent of the Company, which consent shall not be unreasonably withheld.

        7. Policy Proceeds.

                  7.1 Upon the death of the Employee, the Company and the Owner shall promptly take all action necessary to obtain the death benefit provided under the Policy.

                  7.2 The Company shall have the unqualified right to receive a portion of the Policy's death benefit equal to the total amounts that it advanced with respect to the Policy under Section 3.1.2, but such amounts shall not include any amount that was transferred by the Owner from the Existing Policy to the Policy. The balance of the death benefit, if any, shall be paid directly to the beneficiary or beneficiaries designated by the Owner, in the manner and the amount or amounts provided in the beneficiary designation provision of the Policy. In no event shall the amount payable to the Company hereunder with respect to the Policy exceed the amount of the Policy's death benefit. The parties agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

        8. Termination.

                  8.1 This Agreement shall terminate, without notice, upon the surrender of the Policy by the Owner with the written consent of the Company as provided in Section 6.

                  8.2 In addition, either the Owner or the Employee may terminate this Agreement by written notice to the other parties hereto at any time that the cash surrender value of the Policy at least equals the total amount that the Company has advanced with respect to the Policy under Section
3.1.2. Such termination shall be effective as of the date of such notice. The Company may not terminate this Agreement.

        9. Release of Policy Collateral.

                  9.1 For sixty (60) days after the date of termination of this Agreement, the Owner shall have the option of obtaining the release of the collateral assignment of the Policy to the Company. To obtain such release, the Owner shall pay or cause to be paid to the Company an amount equal to the total amount that the Company has advanced with respect to the Policy under Section
3.1.2 together with any cash surrender value attributable thereto. Upon receipt of that payment, the Company promptly shall release the collateral assignment of the Policy.

                  9.2 If the Owner fails to exercise such option within such sixty (60) day period with respect to the Policy, then the Owner shall transfer the Policy to the Company. Thereafter, neither the Owner, the Employee, nor their respective heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

       10. Insurer. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the

Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the collateral assignment executed by the Owner and filed with the Insurer in connection herewith.

       11. Amendment. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

       12. Succession. This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns, and the Employee, the Owner and their respective successors, assigns, heirs, executors, administrators and beneficiaries.

       13. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

       14. Captions. The captions of the Sections herein are inserted as a matter of convenience of reference only and in no way define, limit or describe the scope of this Agreement or any provisions hereof.

       15. Governing Law. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania and shall be enforced in the Commonwealth of Pennsylvania.

       16. Trust Agreement. Recognizing that the Owner is a trustee and that the Policy is held in trust, the parties agree that the terms of this Agreement shall control in the event of any inconsistencies between the terms of this Agreement and the terms of the trust agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Employee and the Owner have hereunto set their hands and seals on the dates set forth below.


Attest:                      PMA CAPITAL CORPORATION


_____________________        By: _________________________




                             __________________________________
                             FREDERICK W. ANTON, III


                             IRREVOCABLE DEED OF TRUST
                             OF FREDERICK W. ANTON, III,
                             DATED OCTOBER 25, 1995



                             By: _________________________
                             Frank G. Cooper, Trustee

                                   Schedule A

         The following life insurance policy is subject to this 1999 Pacific Life Split-Dollar Life Insurance Agreement:


                                                      Approximate
         Insurer                                 Initial Face Amount
         -------                                 -------------------

Pacific Life Insurance Co.                            $1,567,748